SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 2007

LA SOLUCION, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE		20-3079717
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7425 Brighton Village Drive
Chapel Hill, NC 27515
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 538-2305
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01.   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

 (1)           Previous Independent Auditors:

    (i) On November 20, 2007, William & Webster, P.S. (“W&W”) was dismissed as independent auditor for the Company.  On November 20, 2007, the Company engaged Webb & Company, PA (“Webb”) as its principal independent accountant.  This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

    (ii) Management of the Company has not had any disagreements with W&W related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the most recent two fiscal years and any subsequent interim period through W&W’s termination on November 20, 2007, there has been no disagreement between the Company and W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of W&W would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

    (iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

    (iv) In connection with its review of financial statements through November 20, 2007, there have been no disagreements with W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of W&W would have caused them to make reference thereto in their report on the financial statements.

    (v) During the most recent audit period and the interim period subsequent to October 31, 2007 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

    (vi) The Company requested that W&W furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2)           New Independent Accountants:

(i) The Company engaged Webb & Company, PA (“Webb”) as its new independent auditors as of November 20, 2007.  Prior to such date, the Company, did not consult with Webb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT

16.1	Letter from William & Webster, P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

La Solucion, Inc.

By:	/s/ Raymond Tejeda-Acevedo
Raymond Tejeda-Acevedo
President, Chief Executive Officer, Director

Dated: November 27, 2007